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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C., 20549

                             ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            -----------------------


                            Date of Report (Date of
                  Earliest event reported): December 10, 1999

                                  OPTEL, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                   95-4495524
  (State or other jurisdiction               (I.R.S. Employer Identification
of incorporation or organization)                       Number)

                                   333-24881
                            (Commission File Number)

          1111 West Mockingbird Lane, Suite 1000, Dallas, Texas 75247
              (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (214) 634-3800


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ITEM 5.       OTHER MATERIALLY IMPORTANT EVENTS

              On December 10, 1999, the Registrant issued the press release attached hereto as Exhibit "A" announcing Registrant's closing of a $60,000,000 revolving credit facility.



ITEM 7.       EXHIBITS

              Press Release, dated December 10, 1999.


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                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:         December 14, 1999

                                     OpTel, Inc.
                                     (Registrant)


                                     By: /s/ SCOTT V. WILLIAMS
                                         -----------------------------
                                         Name:  Scott V. Williams
                                         Title: Vice President and General
                                                Counsel


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                                 EXHIBIT INDEX

Exhibit
  No.                      Description
-------                    -----------
  99                       Press Release, dated December 10, 1999